                              THE AUSTRIA FUND, INC.
[Alliance Logo]
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               December 15, 1999

To the Stockholders of The Austria Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Austria Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, December 15, 1999 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated November 16, 1999.

  1. To elect seven Directors of the Fund, each to hold office for a term of one, two or three years, as the case may be, and until his or her successor is duly elected and qualifies;

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for its fiscal year ending August 31, 2000; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on October 1, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                          Secretary

New York, New York
November 16, 1999

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
  Please indicate your voting directions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

-------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                            THE AUSTRIA FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                               December 15, 1999

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Austria Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, December 15, 1999 at 11:00 a.m. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about November 16, 1999.

  The Board of Directors has fixed the close of business on October 1, l999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 7,947,357 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of seven Directors (Proposal One) and for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its fiscal year ending August 31, 2000 (Proposal
Two). Any stockholder may revoke that stockholder's proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by such a proxy, with respect to Proposals One and Two, which are matters to be determined by a plurality or specified majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business. Those shares, not being cast, will not affect the outcome of such matters. If any proposal, other than Proposals One or Two, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

  A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the proposals in the Proxy Statement, and a stockholder vote may be taken on less than all of the proposals prior to adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on a proposal will be voted against adjournment as to that proposal.

  The solicitation of proxies on behalf of the Board will be by mail, and the cost will be borne by the Fund. The Fund has engaged Shareholder
Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,500 for its solicitation services plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, five Directors will be elected to serve for terms of three years, one Director will be elected to serve a term of two years and one Director will be elected to serve a term of one year and, in each case, until their successors are elected and qualify. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of election of the persons listed below.

  Pursuant to the charter and Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of the members of Class Three will expire as of the Meeting, the terms of the members of Class One will expire as of the annual meeting of stockholders for the year 2000, and the terms of the members of Class Two will expire as of the annual meeting of stockholders for the year 2001. Upon expiration of the terms of the members of a class as set forth above, the term of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. Dave H. Williams, William H.M. de Gelsey and Peter Nowak, Dipl. Ing. Dr. Hellmut Longin and Mag. Reinhard Ortner are currently the members constituting Class One; Messrs. Gary
A. Bentz, Ralph W. Bradshaw, William A. Clark, Ronald G. Olin and Dipl. Ing. Peter Mitterbauer are currently the members constituting Class Two; and Messrs. John D. Carifa, Thomas G. Lachs and Andras Simor, and Drs. Reba W. Williams and Stefan K. Zapatocky, are currently the members constituting Class Three.

  Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for reelection and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

  The Board of Directors has nominated Mr. Dave H. Williams for election as a Director in Class One, Dipl. Ing. Peter Mitterbauer for election as a Director in Class Two, and Messrs. John D. Carifa, Thomas G. Lachs and Andras Simor, and Drs. Reba W. Williams and Stefan K. Zapatocky, each for election as a Director in Class Three. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

  Earlier this year, the Board of Directors amended the Fund's Bylaws to require, among other requirements, that to be eligible thereafter for nomination or election as a Director, an individual must have, or have previously had, either (i) a substantial Austrian connection of a type specified, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors, all of the members of which are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "Act"), determines whether an individual is so qualified and has determined that each of the seven nominees named below satisfies the Bylaw requirements. These Bylaw requirements and other actions taken by certain of the Directors, including certain of these nominees, are the subject of the following lawsuit.

  On October 1, 1999, a complaint in a purported class action on behalf of stockholders of the Fund, entitled Steiner v. Williams et al., 99 Civ. 10186
(JSM), was filed in the U.S. District Court for the Southern District of New York by an individual claiming to be a Fund stockholder against the Fund and certain of its Directors alleging that the defendants have breached fiduciary duties to stockholders under the Act and Maryland law by, among other things,
(a) adopting certain amendments to the Fund's Bylaws, including provisions (i) increasing the percentage of the Fund's outstanding shares which stockholders must own to convene a special meeting of stockholders, (ii) requiring nominees for election as Directors to possess substantial contacts with Austria in order to qualify as an independent Director of the Fund, and (iii) vesting exclusive authority to amend the Bylaws with the Fund's Directors, (b) expanding the size of the Board to allow appointment to the vacancies of individuals who were defeated for reelection as Directors at the prior annual meeting of stockholders, and (c) failing to take action to open-end the Fund. The principal relief sought by the plaintiff is that the Bylaw amendments complained of be declared null and void, that the defendants be ordered to take all appropriate steps to eliminate the Fund's market value discount and obstacles to stockholder exercise of voting rights, and that plaintiff be awarded his costs and attorneys' fees. The defendants believe that the allegations in the complaint are entirely without merit.

  Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Austria, Hungary or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Austria, Hungary or the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and any of Austria, Hungary or the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Messrs. Dave H. Williams and John D. Carifa and Dr. Reba W. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance"). Mr. Williams and Dr. Williams are husband and wife.

                                                                        Number of shares
                                                                          of the Fund
                                                                       beneficially owned
 Name, age, positions and offices with the   Year first   Year term       directly or
    Fund, principal occupations during        became a  as a Director   indirectly as of
the past five years and other Directorships   Director   will expire    October 1, 1999
-------------------------------------------  ---------- -------------  ------------------
  * Dave H. Williams, Chairman and              1989        2000+            18,000
    President, 67. Chairman of the                       (Class One)
    Board, and until 1998
    President, of Alliance Capital
    Management Corporation
    ("ACMC"),** and Director of
    The Equitable Companies
    Incorporated and The Equitable
    Life Assurance Society of the
    United States.
    Gary A. Bentz, Director, 43.                1999        2001              2,800
    Chief Financial Officer, Vice                        (Class Two)
    President and Treasurer of
    Deep Discount Advisors, Inc.
    ("DDA"); Director of Clemente
    Strategic Value Fund, Inc.
    Ralph W. Bradshaw, Director,                1999        2001                354
    48. Vice President and                               (Class Two)
    Secretary of DDA; Director of
    The Central European Value
    Fund, Inc., Clemente Strategic
    Value Fund, Inc. and The
    Portugal Fund, Inc.
  * John D. Carifa, Director, 54.               1991        2002+             1,118
    President, Chief Operating                          (Class Three)
    Officer and Director of ACMC.
    William A. Clark, Director,                 1999        2001                300
    54. Principal of Research for                        (Class Two)
    DDA; Director of Clemente
    Strategic Value Fund, Inc.
*** William H.M. de Gelsey,                     1991        2000              1,005
    Director, 77. Senior Advisor                         (Class One)
    to the Managing Board of CA IB
    Investmentbank AG since 1997;
    Senior Advisor to the Managing
    Board of Creditanstalt AG,
    Vienna from 1988 to 1997;
    prior thereto, Deputy Chairman
    of Orion Royal Bank Ltd.,
    London; and currently Director
    of Okura Ltd., Grand Cayman,
    Provence Europe, Paris, Gedeon
    Richter Chemical Works Ltd.,
    Budapest, Royal Tokaji
    Boraszari Kft, Mad and CA
    Management Company Ltd.

--------
  * "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
 ** ACMC is the sole general partner of Alliance.
*** "Interested person", as defined in the Act, of the Fund because of an affiliation with the Fund's sub-adviser, BAI Fondsberatung Ges.m.b.H ("BAI").
  + If elected at the Meeting.

                                                                        Number of shares
                                                                          of the Fund
                                                                       beneficially owned
 Name, age, positions and offices with the   Year first   Year term       directly or
    Fund, principal occupations during        became a  as a Director   indirectly as of
the past five years and other Directorships   Director   will expire    October 1, 1999
-------------------------------------------  ---------- -------------  ------------------
 ++ Thomas G. Lachs, Director, 61.              1999        2002+              -0-
    Independent consultant;                             (Class Three)
    Executive Director of
    Oesterreichische Nationalbank
    from 1982 until 1997.
 ++ Dipl. Ing. Dr. Hellmut Longin,              1989        2000             1,000
    Director, 65. Honorary Chairman                      (Class One)
    of the Board of Radox-Heraklith
    Industriebeteiligungs A.G.;
    Chairman, Federation of Mining
    and Steel Producing Industry of
    Austria; Chairman of the Board
    of Directors of Mining
    University of Loeben; Vice-
    Chairman of the Boards of
    Umdasch AG, Zumtobel Holding AG
    and Zumtobel AG; Vice President
    of Federation of Austrian
    Industry; and member of the
    Boards of Federation of
    Austrian Industry Eisenhutte
    Osterreich, Auricon
    Beteiligungs AG and Bank
    Gutmann AG.
 ++ Dipl. Ing. Peter Mitterbauer,               1989        2001+            1,080
    Director, 57. Chairman of the                        (Class Two)
    Executive Board of Miba A.G.;
    Chairman of the Supervisory
    Boards of Miba Gleitlager A.G.
    and Miba Sintermetall A.G.; and
    Member of the Supervisory
    Boards of Strabag Osterreich
    A.G., Teufelberger Holding
    A.G., Bank fur Oberosterreich
    and Salzburg, SCA Laakitchen AG
    and EA-Generali AG.
 ++ Peter Nowak, Director, 54.                  1990        2000             1,000
    Managing Director of CDI-                            (Class One)
    Beteiligungsberatung GmbH;
    member of the Boards of Roth
    Beteilingungs AG, Adolf Darbo
    AG and The Romanian Investment
    Fund; formerly Director of
    Erste Bank AG, Investment Bank
    Austria AG and GiroCredit Bank
    AG.
    Ronald G. Olin, Director, 54.               1999        2001             8,054
    Chairman and Chief Executive                          (Class Two)
    Officer of DDA; Chief Executive
    Officer and General Partner of
    Ron Olin Investment Management
    Co.; Chairman of the Board of
    Clemente Strategic Value Fund,
    Inc.; Director of The Central
    European Value Fund, Inc. and
    The Portugal Fund, Inc.

--------
 + If elected at the Meeting.
++ Member of the Audit Committee and the Nominating Committee.

                                                                        Number of shares
                                                                          of the Fund
                                                                       beneficially owned
 Name, age, positions and offices with the   Year first   Year term       directly or
    Fund, principal occupations during        became a  as a Director   indirectly as of
the past five years and other Directorships   Director   will expire    October 1, 1999
-------------------------------------------  ---------- -------------  ------------------
 ++ Mag. Reinhard Ortner,                       1992        2000              2,500
    Director, 50. Member of the                          (Class One)
    Management Board of Erste Bank
    AG; Chairman of the Supervisory
    Boards of Amanda
    Industriebeteiligungen GesmbH,
    Bjelovarska Banka and
    Vereinigte Pensionskasse AG;
    and member of the Supervisory
    Boards of Generali Holding AG,
    Leasfinanz AG, Oesterreichische
    Kontrollbank AG and
    Oesterreichische Lotterlen
    GesmbH.
 ++ Andras Simor, Director, 45.                 1998        2002+               -0-
    Chairman of the Budapest Stock                      (Class Three )
    Exchange; and Director of The
    Romanian Investment Fund and
    Central European Telecom
    Investments; previously,
    Chairman of the Managing Board
    of CA-IB Investment Bank AG
    (Vienna) during 1997 and 1998;
    and prior thereto, Chief
    Executive Officer of
    Creditanstalt Securities Ltd.
    (Budapest) since 1989.
  * Dr. Reba W. Williams,                       1991        2002+            18,000
    Director, 63. Director of ACMC;                      (Class Three)
    Director of Special Projects of
    ACMC; art historian and writer;
    formerly Vice President and
    security analyst for Mitchell
    Hutchins, Inc. and an analyst
    for McKinsey & Company, Inc.
*** Dr. Stefan K. Zapatocky,                    1999        2002+               -0-
    Director, 46. Senior General                        (Class Three)
    Manager of Bank Austria
    Aktiengesellschaft.

--------
  * "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
*** "Interested person", as defined in the Act, of the Fund because of an affiliation with BAI.
  + If elected at the Meeting.
 ++ Member of the Audit Committee and the Nominating Committee.

  During the fiscal year ended August 31, 1999, the Board of Directors met eight times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee met three times. Both the Audit Committee and the Nominating Committee are standing committees of the Board. John D. Carifa and Dr. Reba W. Williams attended fewer than 75% of the meetings of the Fund's Board of Directors. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors satisfy the qualifications prescribed by the Fund's Bylaws which all candidates must meet. The Nominating Committee does not otherwise consider for nomination candidates recommended by stockholders.

  The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended August 31, 1999, the aggregate compensation paid to each of the Directors during the calendar year 1998 by all of the investment companies to which Alliance provides advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                Total Number
                                                                                of Investment
                                                                                 Portfolios
                                                  Total        Total Number of   within the
                                              Compensation      Funds in the    Alliance Fund
                                                from the        Alliance Fund     Complex,
                              Aggregate       Alliance Fund       Complex,      Including the
                            Compensation        Complex,        Including the    Fund, as to
                            from the Fund     Including the   Fund, as to which   which the
                          During the Fiscal Fund, During the  the Director is a Director is a
  Name of Director of        Year Ended     Fiscal Year Ended    Director or     Director or
        the Fund           August 31, 1999   August 31, 1999       Trustee         Trustee
  -------------------     ----------------- ----------------- ----------------- -------------
Dave H. Williams........       $     0           $     0               6              15
Gary A. Bentz...........       $ 5,250           $ 5,250               1               1
Ralph W. Bradshaw.......       $ 5,250           $ 5,250               1               1
John D. Carifa..........       $     0           $     0              50             116
William A. Clark........       $ 5,250           $ 5,250               1               1
William H.M. de Gelsey..       $10,250           $10,250               1               1
Thomas G. Lachs.........       $     0           $     0               1               1
Dipl. Ing. Dr. Hellmut
 Longin.................       $10,250           $10,250               1               1
Dipl. Ing. Peter
 Mitterbauer............       $ 9,250           $ 9,250               1               1
Peter Nowak.............       $10,750           $10,750               1               1
Ronald G. Olin..........       $ 5,250           $ 5,250               1               1
Mag. Reinhard Ortner....       $ 9,750           $ 9,750               1               1
Andras Simor............       $ 5,750           $ 5,750               1               1
Dr. Reba W. Williams....       $     0           $     0               3               3
Dr. Stefan K.
 Zapatocky..............       $     0           $     0               1               1

  As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the Act, at a meeting held on August 5, 1999, selected PricewaterhouseCoopers LLP, independent accountants ("Pricewaterhouse"), to audit the accounts of the Fund for the fiscal year ending August 31, 2000. Pricewaterhouse (or its predecessor) has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

  A representative of Pricewaterhouse is expected to attend the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of the independent accountants to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  Your Board of Directors recommends that the stockholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

          INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT
             ADVISER AND ADMINISTRATOR, AND THE FUND'S SUB-ADVISER

  The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below also serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

  Dave H. Williams, Chairman (see page 4 for biographical information).

  Norman S. Bergel, Vice President, 49, a Senior Vice President of ACMC since prior to 1994; Director and a Senior Vice President of Alliance Capital Limited ("ACL") since prior to 1994.

  Mark H. Breedon, Vice President, 46, a Vice President of ACMC since prior to 1994; Director and a Senior Vice President of ACL since prior to 1994.

  Russell Brody, Vice President, 33, a Vice President and Head Trader of the London Desk of ACL, with which he has been associated since July 1997; prior thereto, he was Head of European Equity Dealing with Lombard Odier Cie, London office, since prior to 1994.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 49, a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

  Edmund P. Bergan, Jr., Secretary, 49, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1994.

  Vincent S. Noto, Controller, 34, an Assistant Vice President of AFS, with which he has been associated prior to 1994.

  The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Bergel, Breedon and Brody is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Gersten and Noto is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105, which on October 29, 1999 succeeded in a structural reorganization to the business of the Fund's then adviser and administrator of the same name. The Fund's sub-adviser is BAI Fondsberatung Ges.m.b.H., with principal offices at Burgring 3, A1010, Vienna, Austria.

  Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended August 31, 1999, all such reports were timely filed.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

  According to information filed with the Commission, as of November 15, 1999, the following person was the beneficial owner of more than 5% of the Fund's common stock.

                                                                     Percent of
                                                                    Common Stock
                                                                      Based on
                                                                       Shares
                                                                    Outstanding
                  Name and Address             Amount of Beneficial  as of the
                of Beneficial Owner                 Ownership       Record Date
                -------------------            -------------------- ------------
      Bank Austria Aktiengesellschaft
       Vordere Zollamtsstrasse 13
       A-1030 Vienna, Austria.................   2,518,500 shares      31.69

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by July 19, 2000 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. If not received by the Fund by July 19, 2000 and includable in the Fund's proxy statement and form of proxy relating to the next annual meeting of stockholders of the Fund, for a Stockholder proposal to be presented at that meeting, in accordance with the Fund's Bylaws the proposal must be delivered by a stockholder of record to the Secretary after the close of business on August 16, 2000 and before the close of business on September 15, 2000.

  The persons named as proxies for the Annual Meeting of Stockholders for 2000 will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by September 15, 2000 (the date specified in the advance notice provision in the Fund's Bylaws). If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 227-4618 or contact Christina Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                          Secretary

November 16, 1999
New York, New York

TABLE OF CONTENTS                                                         Page
------------------------------------------------------------------------------
Introduction.............................................................   1
Proposal One: Election of Directors......................................   2
Proposal Two: Ratification of Selection of Independent Accountants.......   8
Information as to the Fund's Principal Officers, Investment Adviser and
 Administrator, and the Fund's Sub- Adviser..............................   9
Other Matters............................................................  10
Submissions of Proposals for the Next Annual Meeting of Stockholders.....  10
Reports to Stockholders..................................................  11




                             The Austria Fund, Inc.






--------------------------------------------------------------------------------
[LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.
--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
November 16, 1999

PROXY                    THE AUSTRIA FUND, INC.                            PROXY


                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON DECEMBER 15, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

The undersigned stockholder of The Austria Fund, Inc., a Maryland corporation (the "Corporation"), hereby instructs each of Carol H. Rappa and Anthony Tammaro, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on December 15, 1999 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE AS REGARDS A PARTICULAR PROPOSAL OR OTHER MATTERS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE CORPORATION (PROPOSAL TWO), "FOR" ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE ABOVE-REFERENCED PROXY STATEMENT IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT TIMELY RECEIVED, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

          Please refer to the Proxy Statement for a discussion of each of the Proposals.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.


PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                         THE AUSTRIA FUND, INC.

CONTROL NUMBER:
                                   Please mark votes as in this example:  /x/

                                         FOR ALL   WITH-  FOR ALL
1.   Election of Directors.              NOMINEES  HOLD   EXCEPT
     Class One Director (term              /  /    /  /    /  /
     expires 2000):
       Dave H. Williams

     Class Two Director (term expires 2001):
       Dipl. Ing. Peter Mitterbauer

     Class Three Directors (term expires 2002):
     John D. Carifa         Dr. Reba W. Williams
     Thomas G. Lachs        Dr. Stefan K. Zapatocky
     Andras Simor

Your Board of Directors recommends a vote "FOR" the election of all Nominees.

     NOTE:If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of such Nominee(s). Your shares will be voted for the remaining Nominee(s).

2.  Ratification of the selection of        FOR    AGAINST    ABSTAIN
    PricewaterhouseCoopers LLP as          /  /     /  /       /  /
    independent accountants for the
    Corporation for the fiscal
    year ending August 31, 2000
    (Proposal Two).

     Your Board of Directors recommends a vote "FOR" Proposal Two.

3. In the discretion of the Proxy holder(s), to vote and otherwise represent the undersigned upon any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof.

    RECORD DATE SHARES:

Please be sure to sign and date this Proxy.

Dated:
_________________, 1999


_______________________                   ________________________
Stockholder sign here                     Co-owner sign here

00250.000